Exhibit 4.2

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

BIOHORIZONS, INC.

THIS AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT, dated as of June 22, 2010 (this “Agreement”), is by and among BioHorizons, Inc. (formerly known as BioHorizons Holdings, Inc.), a Delaware corporation (the “Company”), HealthpointCapital Partners, L.P. and HealthpointCapital Partners II, L.P. (collectively and together with their respective Affiliates, the “Fund”), and the investors as may from time to time be listed on Schedule I attached hereto (the Fund and such investors are collectively referred to herein as the “Investors”).

RECITALS

WHEREAS, the Investors are beneficial owners of the capital stock of the Company;

WHEREAS, the Company and the Investors are parties to that certain Stockholders’ Agreement dated as of August 21, 2006 by and among the Company and the “Investors” named therein (the “Original Agreement”); and

WHEREAS, the Company and the Investors are willing to amend and restated the Original Agreement in the manner set forth herein and the parties hereto have agreed that this Agreement shall supersede and replace in its entirety the Original Agreement, which shall be of no further force or effect.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows;

SECTION 1.         Definitions.

1.01         Certain Definitions.

(a)           As used herein, the following capitalized terms shall have the following meanings:

“Affiliate” means (i) any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a party, or (ii) the spouse or child of a party, or a trust of which a party is a trustee or beneficiary, or a limited partnership or similar entity owned solely by members of the immediate family of a party or trusts established by or for the benefit of such party or members of the immediately family of such party. For purposes of this definition, “control” means ownership, directly or through one or more Affiliates, of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership or a manager of any limited liability company, or any other arrangement whereby a party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.

“Board” means the board of directors of the Company.

“Bring-Along Sale” has the meaning ascribed to such term in Section 4.03.

“Common Stock” means the Common Stock, $0.0001 par value per share, of the Company, including the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, the Rolling Common Stock and any other class or series of Common Stock designated after the date hereof.

“Company Indemnified Party” has the meaning ascribed to such term in Section 5.05(b).

“Cutback Registration” means any Piggyback Registration to be effected as a Public Offering in which the managing underwriter with respect thereto advises the Company and the Requesting Holders in writing that, in its opinion, the number of shares of capital stock requested to be included in such registration (including shares of capital stock of the Company which are not Registrable Securities) exceeds the number that can be sold in such offering without a material reduction in the selling price anticipated to be received for the shares of capital stock to be sold in such Public Offering.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any time or from time to time.

“Fund Shares” means any and all shares of Common Stock and Preferred Stock held by the Fund or its Permitted Transferees.

“Holder” means any owner (beneficial or of record) of any Restricted Securities.

“Holder Indemnified Party” has the meaning ascribed to such term in Section 5.05(a).

“Indemnified Party” means any Company Indemnified Party or Holder Indemnified Party, as the case may be, that is entitled to indemnity pursuant to Section 5.05.

“Indemnifying Party” means a party that is obligated to provide indemnification pursuant to Section 5.05.

“Joinder Agreement” has the meaning ascribed to such term in Section 4.01(c).

“Losses” has the meaning ascribed to such term in Section 5.05(a).

“Permitted Transferee” has the meaning ascribed to such term in Section 4.01(c).

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust or unincorporated organization, business entity or government (or any agency, instrumentality or political subdivision thereof).

“Piggyback Registration” means any registration of shares of capital stock of the Company under the Securities Act, whether for sale for the account of the Company or for the account of any holder of shares of capital stock of the Company (other than Registrable Securities), provided, however, that the registration with respect to the Company’s initial public offering of capital stock (the “IPO”) shall not be a Piggyback Registration for purposes of Section 5.01(b).

“Preferred Stock” means the Preferred Stock, $0.0001 par value per share, of the Company.

“Proportionate Share” has the meaning ascribed to such term in Section 4.02(b).

“Proposed Purchaser” has the meaning ascribed to such term in Section 4.02(b).

“Public Offering” means an underwritten public offering of shares of Common Stock.

“Registrable Securities” means any shares of Common Stock from time to time held by a Holder or issuable to a Holder upon the exercise, put, call or conversion of any security. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 or are otherwise immediately distributable pursuant to Rule 144 or another exemption under the Securities Act, or (iii) they shall have ceased to be outstanding.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing, fees of the Financial Industry Regulatory Authority, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, the reasonable fees and disbursements of a single counsel and single firm of accountants retained by any Holder, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions or transfer taxes, if any, in respect of Registrable Securities, which shall be payable by any Holder; provided, however, that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of the Company’s personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

“Restricted Securities” means any Shares.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

“Shares” means shares of Common Stock and Preferred Stock.

“Tag-Along Purchase Offer” has the meaning ascribed to such term in Section 4.02(b).

“Tag-Along Sale” has the meaning ascribed to such term in Section 4.02(b).

(b)           References herein to the Common Stock outstanding “on a fully diluted basis” at any time means, without duplication, the number of shares of Common Stock then issued and outstanding, assuming full conversion, exercise, put, call and exchange of all securities of any type that shall be (or may become) convertible or exercisable into, or putable, callable or exchangeable for, Common Stock.

(c)           References to “include” and “including” shall be construed as if followed by the phrase “, without being limited to,”.

1.02         General Principles of Construction. Unless otherwise specified herein, (a) “Section” shall refer to a section or subsection of this Agreement, as the context shall require, (b) “herein”, “hereunder”, “hereby”, “hereof” and words of similar import shall refer to this Agreement and any schedules and exhibits hereto taken as a whole, and not just to the specific section in which such term appears, (c) terms defined in the singular have the appropriate correlative meaning when used in the plural and vice versa, and (d) references to any gender shall include the others.

SECTION 2.         Corporate Governance.

2.01         Number and Identity of Directors.

(a)           The number of directors of the Company may be increased or decreased, at any time, by the Board.

(b)           Each Holder agrees that all directors of the Company shall be persons nominated, from time to time, by the Holders of a majority of outstanding Fund Shares, subject to any contractual obligations to nominate particular individuals as directors of the Company.

2.02         Further Assurances. Each Holder agrees to vote, in person or by proxy, all of the Shares owned by such Holder, at any annual or special meeting of the stockholders of the Company called for the purpose of voting on the election of directors, or by consensual action of stockholders of the Company without a meeting with respect to the election of directors, in favor of the election of the directors nominated in accordance with this Section 2. Each Holder shall vote the Shares owned by such Holder and shall take all other actions necessary to ensure that the Certificate of Incorporation and By-laws of the Company do not at any time conflict with the provisions of this Agreement.

SECTION 3.         [Intentionally omitted.]

SECTION 4.         Transfers of Restricted Securities.

4.01         Restrictions on Transfers; Permitted Transferees

(a)           Each Holder, severally and not jointly, agrees and acknowledges that such Holder will not, directly or indirectly, offer, sell, assign, pledge, encumber or otherwise transfer any Restricted Securities or solicit any offers to purchase or otherwise acquire or make a pledge of any Restricted Securities, except in the case of (i) a sale of Restricted Securities pursuant to an effective registration statement under the Securities Act, (ii) a Tag-Along Sale or (iii) a Bring-Along Sale, in each case otherwise in accordance with this Agreement.

(b)           Except as specifically contemplated hereby, no Holder shall grant any proxy or enter into or agree to be bound by any voting trust with respect to any Restricted Securities, nor shall any Holder enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Restricted Securities inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other Holders of Restricted Securities who are not parties to this Agreement), including agreements or arrangements with respect to the acquisition, disposition or voting of Restricted Securities, nor shall any Holder act, for any reason, as a member of a group or in concert with any other Persons in connection with the acquisition, disposition or voting of Restricted Securities in any manner which is inconsistent with the provisions of this Agreement.

(c)           None of the restrictions contained in this Agreement with respect to transfers of

Restricted Securities shall apply with respect to any transfer or assignment by a Holder to an Affiliate of such Holder, provided such Holder obtains the prior written consent of the Company to such transfer or assignment (which consent shall not be unreasonably withheld), and provided further that such transferee or assignee (a “Permitted Transferee”) shall have executed and delivered to the Company, as a condition precedent to any acquisition of Restricted Securities, a Joinder Agreement substantially in the form of Exhibit A hereto (a “Joinder Agreement”) confirming that such Permitted Transferee takes such Restricted Securities subject to all the terms and conditions of this Agreement and agrees to be bound by the terms thereof. The Company shall not transfer upon its books any Restricted Securities to any Person except in accordance with this Agreement. For purposes hereof, the Permitted Transferees of a Holder shall include the Permitted Transferees of such Holder’s Permitted Transferees.

4.02         Tag-Along Right.

(a)           If any Holder, or group of Holders, of Fund Shares proposes in a single transaction or a series of related transactions to sell, dispose of or otherwise transfer (except a sale, disposition or other transfer pursuant to Section 4.01(c) or Rule 144 or as part of a Piggyback Registration pursuant to Section 5.01(a)) any Restricted Securities then outstanding (on a fully diluted basis), such Holder or group of Holders shall refrain from effecting such transaction unless, prior to the consummation thereof, the other Holders shall have been afforded the opportunity to join in such transfer as provided in Section 4.02 (b).

(b)           Prior to the consummation of any transaction subject to the terms of this Section 4.02, the Person or group of Persons (the “Proposed Purchaser”) that proposes to acquire Restricted Securities in a transaction subject to Section 4.02(a) (the “Tag-Along Sale”) shall offer (the “Tag-Along Purchase Offer”) in writing to the other Holders the right to sell out of the total number of Restricted Securities proposed to be acquired in the Tag-Along Sale the same proportion (a “Proportionate Share”) of the number of Restricted Securities to be sold as the total number of Restricted Securities owned by the other Holders bears to the total number of Restricted Securities held on such date by the other Holders and the selling Holder or group of Holders, at the same price and on the same terms and conditions as the Proposed Purchaser has offered to such original selling Holder or group of Holders. Such offer shall contain all material information regarding the Tag-Along Purchase Offer. Each other Holder shall have thirty (30) days from the receipt of the Tag-Along Purchase Offer in which to accept the Tag-Along Purchase Offer. In the event that a transfer subject to Section 4.02(a) is to be made to a Person other than a Holder, the original selling Holder shall notify the Proposed Purchaser that the transfer is subject to Section 4.02(a) and shall ensure that no transfer is consummated without the Proposed Purchaser’s first complying with this Section 4.02(b). It shall be the responsibility of each Holder to determine whether any transaction to which it is a party is subject to Section 4.02(a).

4.03         Bring-Along Right. If the Fund or Permitted Transferees holding (in the aggregate with the Fund) a majority of the Fund Shares (collectively, the “Bring-Along Holders”) proposes to make a bona fide sale, whether by merger, consolidation, share exchange, or otherwise, (a

“Bring-Along Sale”) of any Restricted Securities held by the Bring-Along Holder(s) to a third party that is not, and following such sale will not be, an Affiliate of the Fund, and such sale is at a price that, in such the Bring-Along Holder’s(s’) reasonable judgment, is a fair market value price, then the Bring-Along Holder(s) shall have the right, exercisable upon thirty (30) days’ prior written notice to the each of other Holders, to require each of such other Holders to sell such Holder’s Proportionate Share of Restricted Securities to such third party on the same terms as the Holder of Fund Shares and to refrain from exercising any appraisal or dissenter’s rights with respect to such Bring-Along Sale.

4.04. Legend on Certificates. Each outstanding certificate representing Restricted Securities shall bear endorsements reading substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 (AS THEN IN EFFECT), AND IN RELIANCE UPON THE HOLDER’S REPRESENTATION THAT SUCH SECURITIES WERE BEING ACQUIRED FOR INVESTMENT AND NOT FOR RESALE. NO TRANSFER OF SUCH SECURITIES MAY BE MADE ON THE BOOKS OF BIOHORIZONS, INC. (THE “COMPANY”) UNLESS ACCOMPANIED BY AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY (WHICH MAY BE WAIVED BY THE COMPANY), THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 (AS AMENDED) OR THAT SUCH SECURITIES HAVE BEEN SO REGISTERED UNDER A REGISTRATION STATEMENT WHICH IS IN EFFECT AT THE DATE OF SUCH TRANSFER.

THE SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS’ AGREEMENT AMONG THE COMPANY AND THE HOLDERS SIGNATORY THERETO. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SAID AGREEMENT.

VOTING OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS’ AGREEMENT AMONG THE COMPANY AND THE HOLDERS SIGNATORY THERETO.

SECTION 5.         Piggyback Registrations

5.01         Right to Include Registrable Securities.

(a)           Notwithstanding any limitation contained in Section 4, if the Company proposes to effect a Piggyback Registration with respect to its IPO, it will give prompt written notice to the Fund of its intention to do so, including a description of the intended method of disposition of the shares of capital stock. Upon the written request of the Fund, the Company shall use commercially reasonable efforts to include in the registration statement relating to the IPO all Registrable Securities held by the Fund and/or any Permitted Transferee of the Fund which the Company has been so requested to register, subject, however, to Section 5.03.

(b)           Notwithstanding any limitation contained in Section 4, if the Company at any time after the IPO proposes to effect a Piggyback Registration, it will each such time give prompt written notice to the Holders of its intention to do so, including a description of the intended method of disposition of the shares of capital stock. Upon the written request of any Holder, the Company shall use commercially reasonable efforts to include in the registration statement relating to such Piggyback Registration all Registrable Securities held by each such Holder which the Company has been so requested to register, subject, however, to Section 5.03.

5.02         Registration Expenses. The Company shall pay all Registration Expenses incurred in connection with each Piggyback Registration.

5.03         Priority in Cutback Registrations. If a Piggyback Registration becomes a Cutback Registration, the Company shall include in such registration, to the extent of the amount of the Shares which the managing underwriter advises the Company can be sold in such offering, first, the Shares proposed by the Company to be sold for its own account, second, Registrable Securities requested to be included in the registration by Holders, pro rata on the basis of the total number of Registrable Securities held by such Holders and third, any Shares requested to be included in the registration by holders of Shares that are not Registrable Securities, pro rata on the basis of the total number of such Shares held by holders thereof. Any Shares so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

5.04         Underwritten Piggyback Offerings. If the Company at any time proposes to register any of its Shares in a Piggyback Registration and such Shares are to be distributed by or through one or more underwriters, the Company shall, subject to the provisions of Section 5.03, use commercially reasonable efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by any Holder among the Shares to be distributed by such underwriters. Such Holder shall be a party to the underwriting agreement between the Company and such underwriter or underwriters and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to the obligations of such Holder. No Holder may participate in such underwritten offering unless such Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Holder disapproves of the terms of an underwriting, such Holder may elect to withdraw therefrom and from such registration by notice to the Company and the managing underwriter.

5.05         Cross-Indemnifications.

(a)           Indemnification by the Company. The Company shall, to the full extent permitted by law, indemnify and hold harmless each Holder and its Affiliates, and their respective managing directors, officers, directors, managers, officers, employees and agents (each, a “Holder Indemnified Party”), against any losses, claims, damages, expenses or liabilities, joint or several (collectively, “Losses”), to which such Holder Indemnified Party may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement of the Company, any preliminary prospectus of the Company, final prospectus of the Company or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company shall reimburse each Holder Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided, however, that the Company shall not be liable to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any such Holder Indemnified Party, and shall survive the transfer of Shares by a Holder. The Company shall also indemnify each other Person that participates (including as an underwriter) in the offering or sale of Registrable Securities, and such Person’s Affiliates, and their respective managing directors, officers, directors, managers, officers, employees and agents, to the same extent as provided above with respect to each Holder.

(b)           Indemnification by the Holders. Each Holder shall, to the full extent permitted by law, indemnify and hold harmless the Company and its Affiliates, and their respective managing directors, officers, directors, managers, officers, employees and agents (each, a “Company Indemnified Party”) against any Losses to which the Company or any such Company Indemnified Party may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement of the Company, any preliminary prospectus of the Company, final prospectus of the Company or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Company Indemnified Party and shall survive the transfer of such shares by such seller. Such Holder shall also indemnify each other Person that participates (including as an underwriter) in the offering or sale of Registrable Securities, and such Person’s Affiliates, and their respective managing directors, officers, directors, managers, officers, employees and agents, to the same extent as provided above with respect to the Company.

(c)           Notices of Claims. Etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in Section 5.05(a) or 5.05(b), such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such Sections, give written notice to the latter of the commencement of such action; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the Section 5.05(a) or 5.05(b), except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof and consent by such Indemnified Party to counsel proposed by such Indemnifying Party, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.

(d)           Contribution. If the indemnity and reimbursement obligation provided for in this Section 5 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.05(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 5.05(d).

The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this Section 5.05(d) shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this Section 5.04(d). No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

(e)           Other Indemnification. Indemnification similar to that specified in this Section 5.05 (with appropriate modifications) shall be given by the Company and each Holder with respect to any required registration or other qualification of shares of capital stock under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 5.05 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

(f)            Indemnification Payments. The indemnification required by this Section 5.05 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

SECTION 6.         Access and Information

6.01         Information and Access.

(a)           Each Holder of outstanding Restricted Securities shall have the rights set forth in this Section 6.01(a). The Company shall furnish to each such Holder the following:

(i)            Within ninety (90) days after the end of each fiscal year, an overview of the Company’s financial condition and results of operations as at the end of the fiscal year, which shall include:

(1)           a balance sheet of the Company;

(2)           a statement of operations;

(3)           a statement of cash flows;

(4)           a statement of changes in stockholders’ equity;

(5)           a statement of the Company’s assets; and

(6)           any other information the Company, after consultation with any Holder requesting the same, deems necessary or appropriate.

(ii)           Within forty-five (45) days after the end of each of the first three fiscal quarters of each year, a report of the Company setting forth an overview of the

Company’s financial conditions and results of operations as at the end of the fiscal quarter, which shall include the information described in clauses (1) through (6) above.

(b)           Each Holder who owns in excess of 10% of the outstanding Restricted Securities shall have the rights set forth in this Section 6.01(b). The Company shall furnish to each such Holder the following:

The Company shall (i) afford each such Holder or its authorized agents access, at reasonable times, upon reasonable prior notice, to inspect the books and records (including the stock books and records) of the Company and to discuss with senior management of the Company the business and affairs of the Company, and (ii) provide each such Holder or its authorized agents with additional information on the financial condition, operations and business of the Company as such Holder shall reasonably request.

SECTION 7.         Miscellaneous.

7.01         Remedies. The parties to this Agreement acknowledge and agree that the covenants and agreements of the Company and the Holders set forth in this Agreement may be enforced in equity by a decree requiring specific performance or injunctive relief. Such remedies shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement or otherwise.

7.02         Complete Agreement. This Agreement represents the complete agreement among the parties hereto as to all matters covered hereby, and supersedes any prior agreements or understandings (oral or written) between the parties with respect to such matters. The Original Agreement is hereby amended and restated in its entirety by this Agreement and the Original Agreement shall be of no further force or effect.

7.03         Amendments.  Any provision of this Agreement may be amended or waived only in writing and shall require the written consent of the holders of a majority of each of (i) the Fund Shares then outstanding and (ii) all Registrable Securities then outstanding that are not Fund Shares. In the event that any Holder or the Company shall be required, as a result of the enactment, amendment or modification, subsequent to the date hereof, of any applicable law or regulation, or by the order of any governmental authority, to take any action which is inconsistent with or which would constitute a violation or breach of any terms of this Agreement, then the Holders and the Company shall use commercially reasonable efforts to negotiate an appropriate amendment or modification of, or waiver of compliance with, such terms.

7.04         Captions. Captions appearing in this Agreement are for convenience only and shall not be deemed to explain, limit or amplify the provisions hereof.

7.05         Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

7.06         No Waiver. No failure on the part of any party hereunder to exercise, and no delay in exercising; and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.07         Notices.

(a)           All notices under this Agreement must be in writing and may be given by personal delivery, telex, telegram, private courier service, registered or certified mail, postage prepaid and return receipt requested or confirmed electronic mail or facsimile.

(b)           A notice is deemed to have been given:

(i)            by personal delivery, telex, telegram, private courier service, electronic mail or facsimile, as of the day of delivery of the notice to the addressee; and

(ii)           by mail, as of the date of receipt or refusal by the addressee.

(c)           Notices must be sent to:

(i)            if to the Company, to:

BioHorizons, Inc.

2300 Riverchase Center

Birmingham, Alabama 35244

Telecopier:  (205) 870-0304

Attention:  President

with a copy to:

HealthpointCapital Partners II, L.P.

505 Park Avenue, 12th Floor

New York, New York 10022

Attention:  Mortimer Berkowitz III, Managing Director

with a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

Chrysler Center

666 Third Avenue

New York, New York  10017

Attention:  James M. McKnight, Esq.

or such other address or addresses as to which the Holders have been given notice in accordance with this Section 7.07; and

(ii)           if to the Holders, to the addresses listed on the books of the Company or such other addresses as to which the Company has been given notice in accordance with this Section 7.07.

7.08         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective transferees, successors, assigns, legal representatives, heirs and administrators; provided, however, that neither this Agreement nor any rights or duties hereunder may be assigned by any of the parties hereto except in accordance with the express terms and conditions of this Agreement.

7.09         Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

7.10         JURISDICTION.

(a)           ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT OBTAINED IN CONNECTION HEREWITH MAY BE INSTITUTED IN THE STATE OR FEDERAL COURTS LOCATED IN NEW CASTLE COUNTY, DELAWARE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS GENERALLY (BUT NON-EXCLUSIVELY) TO THE JURISDICTION OF EACH SUCH COURT OF ANY SUIT, ACTION OR PROCEEDING. EACH OF THE PARTIES HERETO HEREBY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN SAID COURTS BY THE MAILING THEREOF BY ANY OTHER PARTY BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS FOR NOTICES SPECIFIED PURSUANT TO SECTION 7.07.

(b)           EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE ENFORCEMENT OF THIS AGREEMENT BROUGHT IN THE STATE OR FEDERAL COURTS LOCATED IN NEW CASTLE COUNTY, DELAWARE, AND HEREBY FURTHER IRREVOCABLY. WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)           EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS

AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.11         Termination; Survival. This Agreement shall terminate, as between any Holder and the other parties hereto, (a) upon disposition of all Restricted Securities held by such Holder pursuant to Section 4 or (b) upon the consummation of a Public Offering (except that (i) the tag-along right granted under Section 4.02 shall not apply to any sale, disposition or other transfer of any Restricted Securities as part of such Public Offering and (ii) the registration rights granted under Section 5 shall survive a Public Offering). The representations, warranties, covenants and agreements of any Holder contained in Section 5.05(b), and of the Company contained in Section 5.05(a), shall survive any such termination.

7.12         Counterparts. This Agreement may be executed with counterpart signature pages or in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

(Continued on Next Page)

IN WITNESS WHEREOF, the parties hereto have executed, or cause to be executed by their duly authorized officers, this Agreement as of the date first above written.

THE COMPANY:

BIOHORIZONS, INC.

By:	/s/ Kendyl D. Lowe
Name: Kendyl D. Lowe
Title: Executive Vice President

THE FUND:

HEALTHPOINTCAPITAL PARTNERS, L.P.

By: HGP, LLC, its General Partner

By:	/s/ John J. Chopack, Jr.
Name: John J. Chopack, Jr.
Title: Managing Member

HEALTHPOINTCAPITAL PARTNERS II, L.P.

By: HGP II, LLC, its General Partner

By:	/s/ John J. Chopack, Jr.
Name: John J. Chopack, Jr.
Title: Managing Member

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Mark Aldred
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Mark Aldred
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jeannene E. Allhands
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jeannene E. Allhands
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jill Autrey
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jill Autrey
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Andrew T. Baroody
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Andrew T. Baroody
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Clark Barousse
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Clark Barousse
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Leon N. Beaulieu
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Leon N. Beaulieu
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Christopher S. Benge
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Christopher S. Benge
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Heather Gilmore Bennett
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Heather Gilmore Bennett
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Amanda Blakeman
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Amanda Blakeman
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Steve Boggan
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Steve Boggan
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Cojava Vavi Bohbot
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Cojava Vavi Bohbot
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Seth M. Boyd
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Seth M. Boyd
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jimmy Brasher
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jimmy Brasher
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Candace Brewer
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Candace Brewer
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Greg Bryant
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Greg Bryant
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	James E. Burnett
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ James E. Burnett
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Catie B. Caponetto
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Catie B. Caponetto
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Steve Cater
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Steve Cater
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jennifer Cerwick
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jennifer Cerwick
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Michael H Chapman
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Michael H Chapman
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	James Cole III
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ James Cole III
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Damian Contreras
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Damian Contreras
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Doreen A. Corrigan
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Doreen A. Corrigan
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	James W. Curtis
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ James W. Curtis
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jason Dark
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jason Dark
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Alison Vincent Davis
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Alison Vincent Davis
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Michael C. Davis
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Michael C. Davis
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Frank Dean
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Frank Dean
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Dean Dehling
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Dean Dehling
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Joshua Delawter
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Joshua Delawter
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Wanda C. Dobbins
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Wanda C. Dobbins
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Dinora B. Doss
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Dinora B. Doss
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Ronald Dubois
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Ronald Dubois
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Elizabeth Dumas
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Elizabeth Dumas
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Craig Estes
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Craig Estes	06/08/10
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jody Field
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jody Field
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Kristy Marti Flynn
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Kristy Marti Flynn
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Karen Fowler
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Karen Fowler
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Dianne Franken
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Dianne Franken
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Eric Franklin
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Eric Franklin
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Derek Gandy
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Derek Gandy
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Brett Gebhart
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Brett Gebhart
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Carolina Gomez
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Carolina Gomez
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Diane Gore
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Diane Gore
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Winston Greer
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Winston Greer
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Charles Greiner
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Charles Greiner
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Lindy Griffin
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Lindy Griffin
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	G. H. Grobler
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ G. H. Grobler
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	John A. Groth
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ John A. Groth
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Mark A. Hand
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Mark A. Hand
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Rhonda Harris
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Rhonda Harris
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Candice M. Haynes
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Candice M. Haynes
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Marcus Hines
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Marcus Hines
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Gretchen M. Hinton
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Gretchen M. Hinton
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Donna B. Hogan
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Donna B. Hogan
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Anissa Holmes
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Anissa Holmes
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	David Howell
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ David Howell
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	David J. Humphreville
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ David J. Humphreville
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Joseph Corey Jackson
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Joseph Corey Jackson
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Juan C. Jaramillo
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Juan C. Jaramillo
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Tamra Jeffries
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Tamra Jeffries
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Adam Zac Johnson
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Adam Zac Johnson
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Cecely R. Johnson
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Cecely R. Johnson
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Edward L. Johnson
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Edward L. Johnson
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jean Johnson
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jean Johnson
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Karen A. Johnson-Stoj
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Karen A. Johnson-Stoj
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Sandi Kast
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Sandi Kast
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Katie Kennedy
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Katie Kennedy
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Charles Kim
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Charles Kim
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Howard Kliff
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Howard Kliff
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Reinhard Koehl
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Reinhard Koehl
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Lucus P. Kohn
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Lucus P. Kohn
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Cynthia A. Lamb
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Cynthia A. Lamb
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	David M. Langie
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ David M. Langie
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	J. Olivier Larrauri
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ J. Olivier Larrauri
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Steven Lebow
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Steven Lebow
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Douglas L. Leeper
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Douglas L. Leeper
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Joseph Liotta
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Joseph Liotta
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Michelle Lomotan
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Michelle Lomotan
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Mark LoPresti
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Mark LoPresti
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Kendyl D. Lowe
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Kendyl D. Lowe
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Scott Lynch
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Scott Lynch
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Darielle G. Lyons
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Darielle G. Lyons
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Christopher J. Malmquist
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Christopher J. Malmquist
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jose Manuel Esteban Calvo
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jose Manuel Esteban Calvo
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Michael J. Mapstone
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Michael J. Mapstone
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Ila Eugenia Marlowe
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Ila Eugenia Marlowe
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Nello Matarazzo
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Nello Matarazzo
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Andrea G. McCaskey
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Andrea G. McCaskey
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Linda B. McInnis
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Linda B. McInnis
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Brian S. Miller
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Brian S. Miller
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Angie Reed Mills
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Angie Reed Mills
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Carl Misch
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Carl Misch
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Robert W. Mitchell
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Robert W. Mitchell
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jordan Mittler
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jordan Mittler
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Fred J. Molz, IV
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Fred J. Molz, IV	06/08/10
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Carrie Moore
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Carrie Moore
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Nazeem A. Navodia
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Nazeem A. Navodia
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Samuel C. Nelson
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Samuel C. Nelson
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Mark A. Neri
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Mark A. Neri
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Christopher Netherclift
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Christopher Netherclift
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Melissa M. Newport
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Melissa M. Newport
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Monica Corona Nilo
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Monica Corona Nilo
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Patricio A. Nilo
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Patricio A. Nilo
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	John R. Oberg
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ John R. Oberg
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Olusegun Otulana
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Olusegun Otulana
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Graciela Pearson
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Graciela Pearson
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jose Ricardo Pedroza
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jose Ricardo Pedroza
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Lillian Pennington
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Lillian Pennington
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Boyd Peters
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Boyd Peters
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Bonnie M. Phillips
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Bonnie M. Phillips
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Anita L. Portwood
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Anita L. Portwood
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	William E. Potts Sr.
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ William E. Potts Sr.
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Constance L. Pribik
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Constance L. Pribik
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Nancy Rembert-Portis
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Nancy Rembert-Portis
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Robert Robinson
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Robert Robinson
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Eric William Rosenberg
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Eric William Rosenberg
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	William G. Rosene
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ William G. Rosene
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jason Schuler
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jason Schuler
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Ricky C. Self
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Ricky C. Self
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Lana Shoultz
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Lana Shoultz
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Shannon Simmons
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Shannon Simmons
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Ilona Smith
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Ilona Smith
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	James Smith
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ James Smith
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Randy Specht
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Randy Specht
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Bruce Stanton
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Bruce Stanton
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Brenda Strider
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Brenda Strider
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	J. Todd Strong
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ J. Todd Strong
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Alicia Swain
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Alicia Swain
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Tina Swartz
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Tina Swartz	06/08/10
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Andrew Taylor
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Andrew Taylor
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jasmin Taylor
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jasmin Taylor
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Barry Thornton
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Barry Thornton	06/09/10
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Cedric Truss
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Cedric Truss
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE		[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]		FOLLOWING SIGNATURE BLOCK:]

Name of		Name:	Dana Turner
Entity:	Dana Turner		[PRINT NAME]
[PRINT NAME]

By:			/s/ Dana Turner
Name:			[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Molly Usrey
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Molly Usrey
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Jorge Valls Campos
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Jorge Valls Campos
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Leta Angellina Walker
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Leta Angellina Walker
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Michael C. Walters
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Michael C. Walters
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Michelle Warren
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Michelle Warren
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Lydia Weber
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Lydia Weber
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Nicholas Wernimont
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Nicholas Wernimont
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	George J. Whitfield
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ George J. Whitfield
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Chalanah J. Wilson
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Chalanah J. Wilson
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Tina T. Wilson
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Tina T. Wilson
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Maria Veronica Zamora
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Maria Veronica Zamora
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

INVESTORS:

[FOR ENTITY INVESTOR USE	[FOR INDIVIDUAL INVESTOR USE
FOLLOWING SIGNATURE BLOCK:]	FOLLOWING SIGNATURE BLOCK:]

Name of	Name:	Larry Zeigler
Entity:		[PRINT NAME]
[PRINT NAME]

By:		/s/ Larry Zeigler
Name:		[SIGN HERE]
Title:

[Signature page to BioHorizons, Inc. Amended and Restated Stockholders’ Agreement]

SCHEDULE I

Names of Investors

HealthpointCapital Partners, L.P.
HealthpointCapital Partners II, L.P.
HCP II Co-Invest Vehicle, LP
Micah G. Rosenfield
Arnold and Dorothy Freeman
Scott A. Powell
D. Leon Ashford (Hare, Wynn, Newell & Newton Profit-Sharing Plan account)
John H. Haskell
Samuel D. Haskell
WBHF, L.L.P. (Larry Frost)
Charles A. Collat
Henry D. Haskell
Hess Investment Fund, L.P.
Granliden Limited Partnership (Jay Rosenfield)
Wyatt R. Haskell
F. Hampton McFadden, Jr.
Pamela D. Varner
Reginald O’Neill
Anthony J. Morriello Profit Sharing Plan
Anthony Theodore Giattina
Haskell Capital Partners (incl. Haskell Investment Company, which was merged into Haskell Capital Partners in 2003)
James R. Pratt III
Hare, Wynn, Newell & Newton Profit Sharing Plan f/b/o James R. Pratt III
George H. Beck
John S. Cairns (Cairns Living Trust)
Peter Schmid
Giattina Fisher Atcock Architects Profit Sharing Plan
Lewis W. Cummings Jr. IRA
Louis J. Cianciola
Susan N. Haskell
Jay R. Friedman
Jeanette Sabir-Holloway
Carl E. Misch Trust dtd 3/16/96
Francine Misch Dietsh Trust dtd 4/10/01
Kenneth Rosenfield
Michael A. Kelly
James P. Rosenfield
Benjamin D. Emerson
Kurt D. Huckel

Lake Mackering FLP (John M. Fish)
Boggan, R. Steven
Franken, Dianne
Greer, Winston
Grotz, Werner
Blakeman (Henderson), Amanda
Leeper, Douglas
Lowe, Kendyl
McInnis, Linda
Misch V, Carl
Molz, Fred
Neri, Mark
Pratt, James
Rosene, William
Ross, William
Strong, J. Todd
Wallace Sholdice
Brenda Edwards
Michael Gergen
Mary Conditt
Larry Stites
FC Pope
Jeff Carlson
Sarkis
Peter McKeon
David Erickson
Lance Yates
Mike Lee
Kelli Shultz
Patti Glendinning
Aldred, Mark
Allhands, Jeannene
Autrey, Jill B
Baroody, Andrew
Barousse, Clark
Beaulieu, Leon N.
Benge, Christopher Scott
Blakeman (Henderson), Amanda
Boggan, Steve
Bohbot, Cojava Vavi
Boyd, Seth
Brasher, Jimmy
Bray, Deborah
Brewer. Candace
Bryant, Greg

Burnett, Eddy
Caponetto, Catie
Cater, Steven C
Cerwick, Jennifer
Chapman, Michael H
Cole III, James W
Contreras, Damian
Corrigan, Doreen
Curtis, James
Dark, Jason
Davis, Michael
Dean III, Walker Frank
Dehling, Dean
Delawter, Joshua
Dobbins, Wanda
Doss, Dinora
Dubois, Ronald D
Dumas, Elizabeth
Estes, Craig
Field, Jody
Flynn, Kristy Marti
Fowler, Karen B.
Franken, Dianne
Franklin, Eric Steven
Gandy, Derek
Gebhart, Brett
Gilmore, Heather Bennett
Gomez Hernandez, Carolina
Gore, Diane
Greer, Winston
Greiner, Charles
Griffin, Lindy
Grobler, Bert
Groth, John
Hand, Mark
Harris, Rhonda
Haynes, Candice
Hines, Marcus
Hinton, Gretchen
Hogan, Donna
Hokanson, James Alan
Holmes, Anissa Evette
Howell, David Lee
Humphreville, David
Ives, Jarrett

Jackson, Corey
Jaramillo, Juan
Jeffries, Tamra
Johnson, Adam Zac
Johnson, Betty Jean
Johnson, Cecely
Johnson, Edward
Johnson-Stoj, Karen
Jones, James Shawn
Kast, Sandra Fay
Kennedy, Katherine
Kim, Charles
Kliff, Howard
Kohl, Reinhard
Kohn, Lucus
Lamb, Cynthia
Langie, David M
Larrauri, Julio Olivier
Larrauri, Julio Olivier
Lebow, Steven
Leeper, Douglas L
Liotta, Joseph
Lomotan, Michelle
LoPresti, Mark
Lowe, Kendyl
Lynch, Scott
Lyons, Darielle
Malmquist, Christopher
Manuel Esteban Calvo, Jose
Mapstone, Michael
Marlowe, Ila Eugenia
Matarazzo, Nello
Mattia, Albert*
McCaskey, Andrea Garrett
McInnis, Linda
Miller, Brian
Misch V, Carl
Mitchell, Robert
Mittler, Jordan
Molz, Fred
Moore, Carrie
Navodia, Nazeem
Nelson, Samuel
Neri, Mark
Netherclift, Christopher

Newport, Melissa
Nilo, Monica
Nilo, Patricio
Oberg, John
Otulana, Shegun
Pearson, Graciela
Pedroza, J. Ricardo
Pennington, Lillian (Lee)
Peters, Boyd M
Phillips, Bonnie
Portwood, Anita
Potts, William
Pribik, Constance
Price, Randall
Reed, Angela Catherine Mills
Rembert-Portis, Nancy
Robinson, Robert
Rosenberg, Eric
Rosene, William
Schuler, Jason
Self, Ricky
Shoultz, Lana Kassis
Simmons, Shannon
Smith, Ilona Marie
Smith, James
Specht, Randy
Stanton, Bruce
Strider, Brenda C
Strong, J. Todd
Swain, Alicia
Swartz, Tina
Taylor, Andrew
Taylor, Jasmin
Thornton, Barry
Truss, Cedric
Turner, Dana
Usrey, Molly
Valls Campos, Jorge
Vincent, Alison Davis
Walker, Angellina
Walters, Michael Clifton
Warren, Michelle
Weber, Lydia
Wernimont, Nicholas A
Whitfield, George Jeffrey

Wilson, Chalanah
Wilson, Tina
Zamora, Maria Veronica
Zeigler Jr, Larry
Adams, Lynne D
Adwell, Lexton
Archambault, Robert
Barnes, Carla
Biddle, John
Billings, Eric
Bittner, Dawn Marie
Bolton Jr, William H
Brust-Albani, Jill Noelle
Cella, Robert C
Chiu, Pao-Chiao
Duchock, Chris
Frank, Keith H.
Fukada, Gavin Hirohisa
Gonzales, Gustavo
Grotz, Werner
Hyde, Sarah Alana
Kalinkovitch, Andrey
Kothe, Jamie Katherine
Lambott, Rick
Lewis, Brenda
Light, Michael A.
Lindsey, Sean
Loachamin, Charles
Marius Steigmann
Martell, Pablo A
Mohammadi, Maryan
Mpilalis, Larry
Nabors, Corey
Nase, Michelle
O’Malley, Paul
Park, Jun Woo
Parkoswich, Angela
Pastrick, Danny Lynn
Pebbles, Michael A.
Pelc, Frank W.
Perez, Allen W.
Ross, William
Smith, Dillon
Stokes, Amy E
Sudano Jr., Robert Peter

VandenKolk, Michael
Wang, Hom Lay
Werble, David
Wilson, James Keith
Tim Foster
Tom Davis
David Hogan
Ganz, Scott
Korompilas, Lou
Krauser, Jack
Misch, Carl
Misch, Craig
Pikos, Michael
Reddy, Michael
Resnik, Dr. Randy
Ricci, Jack
Allen, Edward P.
Brigham, James R.
Adam, Laszlo

EXHIBIT A

Form of Joinder Agreement

In consideration of issuance to him/her/it of shares of capital stock of BioHorizons, Inc. (the “Company”),                                             (the “Additional Holder”) and the Company hereby agree that, as of the date written below, the Additional Holder shall become a party as a Holder to the Amended and Restated Stockholders’ Agreement (the “Stockholders’ Agreement”) dated as of [           ], 2010 by and among the Company, HealthpointCapital Partners, L.P., HealthpointCapital Partners II, L.P. and the other investors signatory thereto. The Additional Holder agrees to be bound by the terms and provisions of the Stockholders’ Agreement as though he/she/it were an original party thereto and were included in the definition of “Holders” as used therein.

Dated:

BIOHORIZONS, INC.

By:
Name:
Title:

Additional Holder

A-1